BABSON
Enterprise
Fund II

Semiannual Report
May 31, 1998

U.S. equity markets continued their strong performance in the first half of fiscal 1998 as the combination of low inflation, stable interest rates, and sustained economic growth buoyed equity valuations. Large company stocks outperformed smaller company stocks in the period, while in the small cap universe the value approach outperformed growth stock investing.

For the six and twelve month periods ended May 31, 1998, the total returns (price change and reinvested distributions) of Babson Enterprise Fund II were 8.2% and 28.6%, respectively. This performance compares favorably to the 6.5% and 21.2% return of the unmanaged Russell 2000 index of small company stocks for the same periods.

Average annual compounded total returns for one year, five years and the life of the Fund (inception August 5, 1991) as of June 30, 1998, were 18.2%, 17.5% and 16.5%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

The strongest performing sectors of the small company universe as represented by the Russell 2000 for the first half of fiscal 1998 were utilities, auto and transportation stocks, and consumer discretionary companies, such as retailers. While the Fund does not own any utility stocks, it is overweighted relative to the index in the latter two economically sensitive sectors, boosting performance. The weakest portions of the small cap market were energy, in which the Fund is overweighted compared to the Russell 2000, and health care and technology, in which the Fund is underweighted.

Five new holdings were added to the Fund in the first six months of fiscal 1998. BancFirst is an Oklahoma-based bank holding company and Haven Bancorp is a New York-based savings bank. Commscope designs and manufactures coaxial, fiber optic and high performance electronic cables used primarily for cable television transmission and local area network products. Petco is a specialty retailer of premium pet food and supplies operating in over 300 stores across the nation. Xircom makes products for connecting personal computers to local area networks.

Eleven positions were liquidated in the first half of fiscal 1998. Metromail, TriMas, Viewlogic (and subsequently Synopsys) were sold at sizable gains subsequent to buyouts or takeover offers. Other liquidations included Consolidated Stores, First Brands, First Commercial, Hannaford Brothers, Paragon Trade Brands, Quaker State and Webster Financial.

The current strength of the U.S. equity markets and heightened valuation levels for stocks have increased the overall risk level for investors. It will become increasingly important that companies meet the earnings growth expectations of the market to sustain or enhance the lofty valuations of their stocks. Yet further corporate profitability enhancements will be more difficult to achieve in the future than they have been in the recent past.

Higher wage costs from tightening labor markets, reduced pricing power, and year 2000 programming costs will affect all companies regardless of size, while economic weakness in Asia and a stronger U.S. dollar will have a greater negative impact on large capitalization multinationals than on smaller domestically-oriented companies.

In this more challenging environment, individual stock selection will be an increasingly important component of investment success. We believe this plays to our strength as research-intensive bottom-up stock pickers. We also believe that earnings growth from small companies should materially exceed that of larger companies with greater exposure to Asian markets and adverse currency effects. Therefore, while the future will bring increasing challenges, we remain confident in our approach and portfolio positioning.

Thank you for your interest and participation in Babson Enterprise Fund II. We welcome your questions and comments.

Sincerely,
/s/Larry D. Armel
Larry D. Armel
President


STATEMENT OF NET ASSETS
May 31, 1998 (unaudited)

                                                                MARKET VALUE
        SHARES  COMPANY                                         (NOTE 1-A)

COMMON STOCKS - 95.63%
BASIC MATERIALS - 11.82%
	57,800	Brush Wellman Inc.
                  (Supplier of beryllium)                       $   1,408,875
        90,600  CalMat Co.
                  (Concrete, asphalt and
                   aggregates)                                      2,276,325
	46,700	Hanna (M.A.) Co.
                  (Polymers and specialty
                   chemical)                                          936,919
	72,300 	Interface, Inc. Cl. A
                  (Commercial carpeting and
                   carpet tiles)                                    2,833,256
        64,800  New England Business Service, Inc.
                  (Business forms supplier)                         2,110,050
	74,198 	Wausau-Mosinee Paper Corp.
                  (Specialty paper products)                        1,585,982
                                                                   11,151,407
CAPITAL GOODS - 15.99%
       107,400  Commscope, Inc.
                  (Coaxial and fiber optic cable)                   1,664,700
	77,000	Cuno, Inc.
                  (Fluid filtration product)                        1,564,062
	82,000	Elsag Bailey Process
                  Automation N.V.
                   (Process control systems)                        1,798,875
	53,749 	Flowserve Corp.
                  (Corrosion-resistant pumps
                   and valves)                                      1,558,721
       100,800  Gerber Scientific, Inc.
                  (Computer aided design/
                   manufacturing systems)                           2,538,900
       116,000  MagneTek, Inc.
                  (Lighting products, electric
                   motors and generators)                           1,964,750
	96,000	Miller (Herman), Inc.
                  (Office furniture systems)                        2,658,000
	45,200	Standard Products Co.
                  (Rubber and plastic products)                     1,327,750
                                                                   15,075,758
CONSUMER CYCLICAL - 26.14%
        86,000  AC Nielsen Corp.
                  (Consumer product research
                   and analysis)                                    2,219,875
	90,500	BJ's Wholesale Club, Inc.
                  (Warehouse club retailer)                         3,574,750
	33,000	Central Newspapers, Inc. Cl. A
                  (Newspaper publishing)                            2,138,812
       188,700  Charming Shoppes Inc.
                  (Women's specialty apparel
                   stores)                                            955,294
	32,000	Enesco Group, Inc.
                  (Giftware, collectibles, personal
                   care products)                                   1,048,000
	93,800	Exide Corp.
                  (Batteries)                                       1,694,263
	84,900	Huffy Corp.
                  (Recreational products
                   manufacturer)                                    1,289,419
	25,700	La-Z Boy Chair Co.
                  (Furniture manufacturer)                          1,315,519
	30,800 	Lee Enterprises, Inc.
                  (Newspaper publishing:
                    radio, TV)                                        935,550
	44,000	Libbey, Inc.
                  (Glass tableware: ceramic
                   dinnerware)                                      1,732,500
	13,000	National Presto Industries, Inc.
                  (Electrical appliances and
                   housewares)                                        525,688
	85,000	Petco Animal Supplies, Inc.
                  (Pet supply retailer)                             1,646,875
	96,000	Stride Rite Corp.
                  (Athletic and casual footwear)                    1,278,000
       105,200  Sturm, Ruger & Company, Inc.
                  (Firearms manufacturer)                           1,959,350
	73,700	True North Communications, Inc.
                  (Advertising)                                     2,344,581
                                                                   24,658,476
CONSUMER STAPLES  - 2.95%
	48,000	Alberto-Culver Co. Cl. A
                  (Manufacturer and retailer of
                   cosmetics and household
                   products)                                        1,296,000
       118,975  PSS World Medical, Inc.
                  (Medical supply distributor)                      1,487,188
                                                                    2,783,188
ENERGY - 5.80%
	46,300	Calenergy, Inc.
                  (Geothermal energy power)                         1,400,575
       110,000  Halter Marine Group, Inc.
                  (Supply boats/drilling rigs)                      2,062,500
	85,000	Nabors Industries, Inc.
                  (Oil and gas drilling)                            2,002,812
                                                                    5,465,887
FINANCIAL - 12.69%
         6,200  BancFirst Corp.
                  (Oklahoma based bank)                               294,500
       157,208 Cash America International, Inc.
                  (Pawn shop operator)                              2,652,885
	53,986	Commerce Bancorp, Inc. NJ
                  (New Jersey bank holding
                                company)                            2,999,597
	22,600	Community Trust
                  Bancorporation, Inc.
                   (Kentucky bank holding
                    company)                                          689,300
	79,600	Golden State Bancorp, Inc.
                  (Savings and loan)                                3,049,675
        24,600  Haven Bancorp, Inc.
                  (New York based savings
                   bank)                                              624,225
       102,300  Life USA Holding, Inc.
                  (Life insurance and annuity
                   products)                                        1,655,981
                                                                   11,966,163
MISCELLANEOUS - 9.72%
	67,000	Carlisle Companies, Inc.
                  (Automotive/industrial products
                   and construction materials)                      3,241,125
	43,000	Global Industrial Technologies, Inc.
                  (Refractory products, mining
                   equipment, specialty tools)                        728,313
	96,700	Kaman Corp. Cl. A
                  (Industrial distribution/aerospace
                   products)                                        1,776,862
	81,500 	Sea Containers Ltd. Cl. A
                  (Cargo containers, ferry
                   services, port operations)                       3,295,656
         3,200  Sea Containers Ltd. Cl. B
                  (Cargo containers, ferry
                     services, port operations)                       128,800
                                                                    9,170,756
TECHNOLOGY - 6.41%
	98,100 	California Microwave, Inc.
                  (Microwave radios for
                   wireless communications)                         2,103,019
        84,000  Information Resources, Inc.
                  (Computer-based consumer
                   product data collection)                         1,470,000
        97,800  Scitex Corp.
                  (Computerized imaging
                   systems)                                         1,356,975
        71,000  Xircom, Inc.
                  (Computer connectivity
                   products)                                        1,113,813
                                                                    6,043,807
TRANSPORTATION & SERVICES - 4.11%
	63,600	Circle International Group, Inc.
                  (Freight forwarding and
                   logistics services)                              1,721,175
	77,000	Newport News Shipbuilding, Inc.
                  (Military shipbuilder)                            2,156,000
                                                                    3,877,175
TOTAL COMMON STOCKS - 95.63%                                       90,192,617


                                                                 MARKET VALUE
FACE AMOUNT     DESCRIPTION                                      (NOTE 1-A )

REPURCHASE AGREEMENT - 4.64%
$4,380,000       UMB Bank, n.a.,
                  4.97%, due June 1, 1998
                  (Collateralized by U.S.
                  Treasury Notes, 7.125%,
                  due February 29, 2000)                            4,380,000
TOTAL INVESTMENTS - 100.27%                                  $     94,572,617

Other assets less liabilities  -  (0.27%)                           (252,603)

TOTAL NET ASSETS - 100.00%
	(equivalent to $26.60 per share;
	10,000,000 shares of $1.00 par
	value capital shares authorized;
        3,545,604 shares outstanding)                        $     94,320,014

See accompanying Notes to Financial Statements.


STATEMENT OF ASSETS
AND LIABILITIES
May 31, 1998 (unaudited)

ASSETS:
  Investments in securities:
    Common stocks, at market value
     (identified cost $67,732,169)                           $     90,192,617
    Repurchase agreement, at cost - approximates market value       4,380,000
      Total investments                                            94,572,617

   Cash                                                                75,272
   Dividends receivable                                                65,031
      Total assets                                                 94,712,920

LIABILITIES AND NET ASSETS:
   Payable for investments purchased                                  392,906
      Total liabilities                                               392,906
NET ASSETS                                                   $     94,320,014

NET ASSETS CONSIST OF:
   Capital (capital stock and paid-in capital)               $     66,636,218
   Accumulated undistributed income:
     Undistributed net investment income                              597,899
     Undistributed net realized gain on investment
       transactions                                                 4,625,449
     Net unrealized appreciation in value of investments           22,460,448

NET ASSETS APPLICABLE TO OUTSTANDING SHARES                  $     94,320,014

Capital shares, $1.00 par value
     Authorized                                                    10,000,000

     Outstanding                                                    3,545,604

NET ASSET VALUE PER SHARE                                    $          26.60

See accompanying Notes to Financial Statements.



STATEMENT OF OPERATIONS
Six Months Ended May 31, 1998 (unaudited)

INVESTMENT INCOME:
  Income:
    Dividends                                                $        667,640
    Interest                                                          152,035
                                                                      819,675
  Expenses (Note 2):
    Management fees                                                   514,134
    Registration fees and expenses                                     23,442
                                                                      537,576
      Net investment income (Note 1-B)                                282,099

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain from investment transactions
    (excluding maturities of
    short-term commercial notes and repurchase agreements):
    Proceeds from sales of investments                             11,891,374
    Cost of investments sold                                        7,319,746
      Net realized gain from investment transactions                4,571,628
  Unrealized appreciation of investments:
      Beginning of period                                          20,969,964
      End of period                                                22,460,448
         Unrealized appreciation of investments
           during the period                                        1,490,484
         Net gain on investments                                    6,062,112
         Increase in net assets resulting from operations    $      6,344,211

See accompanying Notes to Financial Statements.



STATEMENTS OF CHANGES
IN NET ASSETS

                                            Six Months Ended     Year Ended
                                              May 31, 1998       November 30,
                                               (unaudited)          1997

INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                     $     282,099       $     165,055
  Net realized gain from investment
    transactions                                4,571,628           6,573,961
  Unrealized appreciation of investments
    during the period                           1,490,484          11,079,807
  Net increase in net assets resulting
    from operations                             6,344,211          17,818,823
Net equalization included in the price
  of shares issued and redeemed                    64,183             147,408

DISTRIBUTIONS TO SHAREHOLDERS FROM:**
  Net investment income                         (153,797)           (235,237)
  Net realized gain from investment
   transactions                               (6,554,599)         (6,250,807)

      Total distributions to shareholders     (6,708,396)         (6,486,044)
INCREASE FROM CAPITAL SHARE TRANSACTIONS:*
  Proceeds from shares sold                    27,550,509          48,745,268
  Net asset value of shares issued for
    reinvestment of distributions               6,442,330           6,305,766
                                               33,992,839          55,051,034
    Cost of shares repurchased               (21,072,864)        (30,458,149)

      Net increase from capital share
        transactions                           12,919,975          24,592,885

        Total increase in net assets           12,619,973          36,073,072

NET ASSETS:
    Beginning of period                        81,700,041          45,626,969

    End of period (including undistributed
      net investment income
      of $597,899 and $405,414,
      respectively)                         $  94,320,014       $  81,700,041

*Shares issued and repurchased:
  Number of shares sold                         1,057,127           2,016,326
    Number of shares issued for reinvestment
      of distributions                            264,789             310,783
                                                1,321,916           2,327,109
    Number of shares repurchased                (835,766)         (1,273,406)

      Net increase                                486,150           1,053,703

**Distributions to shareholders:
    Income dividends per share              $       .0481       $       .1124
    Capital gains distribution per share    $      2.0519       $      2.9876

See accompanying Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation - Common stocks traded on a national securities exchange are valued at the latest sales price, or if no sale was reported on that date, the mean between the closing bid and asked price is used. Common stocks traded over-the-counter are valued at the average of the last reported bid and asked prices.

B. Federal and State Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required.

C. Equalization - The Fund uses the accounting practice of equalization, by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

D. Other - Security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

2. MANAGEMENT FEES:

Management fees are paid to Jones & Babson, Inc. at the rate of 1.5% per annum of the average daily net asset value of the Fund up to $30,000,000 and 1% per annum of net assets in excess of that amount. Such fees are paid for services which include administration, and all other operating expenses of the Fund except the cost of acquiring and disposing of port-folio securities, the taxes, if any, imposed directly on the Fund and its shares and the cost of qualifying the Fund's shares for sale in any jurisdiction. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc.

3. INVESTMENT TRANSACTIONS:

Investment transactions for the period ended May 31, 1998 (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:
        Purchases               $ 18,204,575
        Proceeds from sales       11,891,374


This report has been prepared for the information of the Shareholders of Babson Enterprise Fund II, Inc. and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.



EQUITIES
Growth Fund
Enterprise Fund*
Enterprise Fund II
Value Fund
Shadow Stock Fund
International Fund

FIXED INCOME
Bond Trust
Money Market Fund
Tax-Free Income Fund



*Closed to new investors.

BABSON FUNDS
JONES & BABSON DISTRIBUTORS
A member of the Generali Group

BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306
816-751-5900


1-800-4-BABSON
(1-800-422-2766)
http://www.jbfunds.com


JBC-1                           7/98